(in form of certificate, two-sided)

                INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA 25,000,000 Authorized Shares Common Stock Authorized $.001 Par Value

Number
Shares

CUSIP NO. 947687 10 9

THIS CERTIFIES THAT
IS THE OWNER OF ______________________________________________________

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
WEBSTAR COMMUNICATIONS INCORPORATED

transferrable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is and the shares represented hereby are subject to the laws of the State of Nevada, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the signature of its duly authorized officers.

Dated:___________________

(seal as follows: "WEBSTAR COMMUNICATIONS INCORPORATED, Corporate Seal,
Nevada")

/s/   TRACY J. NELSON                             /s/ MARY ANN COLEMAN
      President                                       Secretary


Countersigned and Registered
PACIFIC STOCK TRANSFER COMPANY
P. O. Box Las Vegas, NV. 89193
By:____________________________________
Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common              UNIF GIFT MIN ACT - Custodian
TEN ENT - as tenants by the entireties      (Cust) (Minor)
JT TEN - as joint tenants with right of     under Uniform Gifts to Minors
survivorship and not as tenants             Act
in common                                   (State)

Additional abbreviations may also be used though not in the above list.

For value received,________________ hereby sell, assign and transfer unto

Please insert social security or
other identifying number of assignee
______________________

----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)
____________________________________________________________________________
____________________________________________________________________________
_____________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint __________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated______________________

____________________________________________________
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatsoever. The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Saving and Loan Associations and Credit Unions).

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY